FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment"), dated effective as of the 4th day of September, 1996, by and among CATHERINES, INC., a Delaware corporation (the "Company"), CATHERINES STORES CORPORATION, a Tennessee corporation (successor by merger to Catherines Stores Corporation, a Delaware corporation) (the "Parent"), CATHERINES OF PENNSYLVANIA, INC., a Tennessee corporation ("PA Co."), CATHERINES OF CALIFORNIA, INC., a California corporation ("RT Co."), CATHERINES PARTNERS, L.P., a Tennessee limited partnership ("Intex"), FIRST AMERICAN NATIONAL BANK ("FANB") individually and in its capacity as Agent (as defined in the Agreement) (the "Agent"), HIBERNIA NATIONAL BANK ("Hibernia"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("Hongkong") (FANB, Hibernia and Hongkong, together with their respective successors, transferees and assigns from time to time parties hereto referred to collectively as the "Banks" and each individually referred to as a "Bank").

                            RECITALS

     The Company, Parent and Banks (together with Added Dimensions, Inc., Linda Karan-Large Size Factory Outlet, Inc., and The Answer-The Elegant Large Size Discounter, Inc. which have been merged into Virginia Specialty Stores, Inc. ("VSS") and VSS which has been merged into the Company) are parties to that certain Credit Agreement dated as of March 31, 1994 (the "Credit Agreement").

     Hibernia and Hongkong became parties to the Credit Agreement by virtue of that certain Commitment Transfer Supplement dated of even date with the Credit Agreement.

     PA Co., RT Co. and Intex (together with CSC Sub, Inc. which was the predecessor corporation of Parent) became Credit Parties to the Credit Agreement and said Credit Agreement was amended by the Credit Parties by virtue of that certain First Amendment to Credit Agreement (the "First Amendment") dated as of January 29, 1995.

     The Credit Agreement was amended by virtue of that certain
Second Amendment to Credit Agreement (the "Second Amendment") dated as of December 6, 1995.

     The Credit Agreement was further amended by virtue of that certain Third Amendment to Credit Agreement dated as of April 26, 1996 (the "Third Amendment") (the Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment referred to collectively as the "Agreement").

     The Credit Parties have requested that the Banks (a) extend the Swingline Loan Termination Date and the Working Capital
Termination Date to March 15, 1999 and (b) make certain changes to the financial covenants of the Agreement.

     The Banks consent to and approve the foregoing request of the Credit Parties, subject to the terms and conditions of the Fourth
Amendment.

     All corporate actions required for the execution, delivery and performance of the obligations hereunder incurred have been duly taken.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

SECTION ONE:  DEFINITIONS

     1.01 Defined Terms. Except as otherwise herein specifically defined, all defined terms shall have the meanings stated in the Agreement.

     1.02 Definition of Fixed Charge Coverage Ratio. The definition of "Fixed Charge Coverage Ratio" is hereby deleted in its entirety.

     1.03 Amended Definitions. Each of the following definitions contained in Section 1 of the Agreement is hereby deleted and the following definitions substituted in lieu thereof:

          "Basic Documents" shall mean, collectively, the Credit Agreement (including all schedules and exhibits thereto), as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment (including all schedules and exhibits hereto and thereto), the Working Capital Notes, the Term Notes, the Swingline Note, the Security Documents, the First Amendment Security Documents, the Second Amendment Security Documents and the Fourth Amendment Security Documents.

          "Swingline Loan Termination Date" shall mean the earlie of (i) March 15, 1999 or (ii) such date as the Swingline Commitment shall terminate hereunder.

          "Swingline Note" shall mean the Swingline Note as modified by the First Amendment to Swingline Note.

          "Working Capital Notes" shall mean the First Amended and Restated Working Capital Notes, as modified by the First Amendment to the First Amended and Restated Working Capital Notes, individually, a "Working Capital Note".

           "Working Capital Termination Date" shall mean the earlier of (i) March 15, 1999 or (ii) such date as the Working
Capital Commitment shall terminate hereunder.

     1.04 New Definitions. Each of the following definitions are hereby added to Section 1 of the Agreement:

          "First Amendment to First Amended and Restated Working Capital Note" shall mean the amendment to the First Amended and Restated Working Capital Notes of the Company in favor of each of the Banks, substantially in the form of Exhibit "A" to the Fourth Amendment, individually, a First Amendment to First Amended and Restated Working Capital Note.

          "First Amendment to Swingline Note" shall mean the amendment to the Swingline Note of the Company in favor of Swingline Lender, substantially in the form of Exhibit "B" to the Fourth Amendment.

          "Fourth Amendment Security Documents" shall mean, collectively, the Fourth Amendment; the First Amendments to First Amended and Restated Working Capital Note, the First Amendment to Swingline Note, the Second Modification and Extension of Leasehold Deed of Trust; and the Second Modification and Extension of Deed of Trust.

          "Second Modification and Extension of Deed of Trust" shall mean the modification to the Deed of Trust of The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee, substantially in the form of Exhibit "C" to the Fourth Amendment.

          "Second Modification and Extension of Leasehold Deed of
Trust" shall mean the modification to the Leasehold Deed of Trust of the Company and Parent, substantially in the form of Exhibit "D" to the Fourth Amendment.

SECTION TWO:  AMENDMENTS.

     2.01 Amendment to Section 9.9. Section 9.9 of the Agreement providing a negative covenant with respect to the Fixed Charge
Coverage Ratio is hereby deleted in its entirety.

     2.02  The following Section 9.9 is hereby added to the
Agreement:

          9.9 Capital Expenditures. Permit Capital Expenditures to exceed an aggregate of $11,000,000.00 in any Fiscal Year.

     2.03  Amendment to Section 9.10.  Section 9.10 of the
Agreement is hereby deleted in its entirety and the following substituted therefor:

          9.10 Debt Coverage Ratio. Permit the Debt Coverage Ratio, in each case for the period of four (4) fiscal quarters ending on the last day of each fiscal quarter commencing with the fiscal quarter ending July 31, 1996, to be less than 2.0 to 1.0.

SECTION THREE:  CONDITIONS PRECEDENT.

     3.01  Conditions to the Execution of the Fourth Amendment.
The obligation of the Banks to enter into the Fourth Amendment shall be subject to the following conditions to the satisfaction of the Agent:

     (a) Fourth Amendment and Notes. Each Bank shall have received an original of the Fourth Amendment duly executed by a duly authorized officer of each of the Credit Parties and a First Amendment to First Amended and Restated Working Capital Note, each duly executed by a duly authorized officer of the Company. Swingline Lender shall have received an original of the First Amendment to Swingline Note duly executed by a duly authorized officer of the Company.

     (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the date of the Fourth Amendment. No Event of Default (or condition which would constitute an Event of Default with the giving of notice, the lapse of time, or both) under material (in the reasonable opinion of the Company and the Agent) contracts of the Credit Parties such as, but not limited to, agreements with respect to capital stock, financing documents and lease agreements shall have occurred and be continuing on the date of the Fourth Amendment.

     (c) Amendment Fee. Agent shall have received an amendment fee of $14,000.00 which shall be distributed on a prorata basis to the Banks by Agent.

     (d)  First Amendment to First Amended and Restated Working
Capital Note. Each Bank shall have received an original of a First Amendment to First Amended and Restated Working Capital Note, each duly executed by a duly authorized officer of the Company.

     (e)  Legal Opinions of Counsel to the Credit Parties.  Each
Bank shall have received a counterpart of an opinion, dated the date of the Fourth Amendment, of Waring Cox, counsel to the Credit Parties, in substantially the form of Exhibit "E".

     (f) Regulation U of Federal Reserve System. Each Bank shall have received a counterpart of Federal Reserve Form U-1 executed by each Credit Party.

     (g) Corporate Proceedings. Each Bank shall have received an execution copy of the resolutions of the Boards of Directors of the applicable Credit Parties authorizing the execution, delivery and performance of the Fourth Amendment and the Fourth Amendment Security Documents certified by the Secretary or Assistant Secretary of the relevant Credit Parties as of the date of the Fourth Amendment, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of the Fourth Amendment.

     (h) Additional Documents to be Delivered. Each Bank shall have received a counterpart of each of the Fourth Amendment Security Documents (except for the First Amendment to the First Amended and Restated Working Capital Note and the First Amendment to the Swingline Note which shall be delivered in accordance with the terms of subsection 3.01(a)), each duly executed and delivered by the applicable Credit Party thereto and each of which shall be in full force and effect.

     (i) Representations and Warranties. The representations, warranties and disclosures made by the Credit Parties in the Agreement, as amended by the Fourth Amendment, or in any Basic Document or made by any of the Credit Parties in any certificate, document or financial or other statement furnished in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of the Fourth Amendment with the same effect as if made on such date.

SECTION FOUR:  REPRESENTATIONS AND WARRANTIES.

     4.01  Entity Existence; Compliance with Law.

     (a) Each of the corporate Credit Parties (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority and the legal right to own or lease and operate its property, and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where failure so to qualify and remain in good standing would materially and adversely affect its ability to own or lease and operate its property or to conduct the business in which it is currently engaged or intends to engage in the future and (iv) is in compliance with all Requirements of Law, except where non-compliance would not have material adverse effect on the business, operations, assets or financial conditions of each such Credit Party.

     (b) Intex (i) is duly organized, validly existing and in good standing under the laws of Tennessee, (ii) has the partnership power and authority and the legal right to own or lease and operate its property, and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign limited partnership and in good standing under the laws of each jurisdiction where failure so to qualify and remain in good standing would materially and adversely affect its ability to own or lease and operate its property or to conduct the business in which it is currently engaged or intends to engage in the future and (iv) is in compliance with all Requirements of Law, except where non-compliance would not have material adverse effect on the business, operations, assets or financial conditions of Intex.

     4.02  Entity Power; Authorization; Enforceable Obligations.

     (a) Each of the corporate Credit Parties has the corporate power and authority, and Intex has the partnership power and authority, to make, deliver and perform all of its respective obligations in connection with the Agreement and the Fourth Amendment Security Documents to which each is a party; each corporate Credit Party has taken all necessary corporate action, and Intex has taken all necessary partnership action, to authorize the Fourth Amendment Security Documents, and to authorize the execution, delivery and performance by each of the Fourth Amendment Security Documents to which each is a party. No consent or authorization of, filing with, or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by each of the Credit Parties or the validity of or enforceability against each of the Credit Parties, of the Fourth Amendment Security Documents to which each is a party (except such filings as are necessary in connection with perfection of the Liens created by such documents, which filings have been duly made and/or obtained and are in full force and effect). Each Fourth Amendment Security Document to which each Credit Party is a party has been duly executed and delivered on behalf of each such Credit Party. Each Fourth Amendment Security Document to which it is a party constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     4.03 No Legal Bar. The execution, delivery and performance by each of the Credit Parties of each Fourth Amendment Security Document to which it is a party do not and will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon the Credit Parties or any of their properties or assets, except where noncompliance would not have a material effect on the business, operations, property, assets or financial condition of the Credit Parties taken as a whole and will not result in the creation or imposition of any Lien on any such properties or assets pursuant to the provisions of any Requirement of Law or any Contractual Obligations other than the Lien of the Security Documents.

     4.04 No Default. None of the Credit Parties is in default in the payment or performance of any of its Contractual Obligations in any respect that is material to the Credit Parties, and no Default or Event of Default has occurred and is continuing. None of the Credit Parties is in default in any respect that is material to it under any order, award or decree of any Governmental Authority or arbitrator binding upon or affecting it or by which any of its properties or assets may be bound or affected.

     4.05 Fourth Amendment Security Documents. The property which is subject to the Liens of the Security Documents, the First Amendment Security Documents, the Second Amendment Security Documents and the Fourth Amendment Security Documents constitutes substantially all the property of any nature of the Credit Parties other than Inventory, Excluded Leases, Equipment,(including proceeds of Inventory, Excluded Leases and Equipment), "Assets to be Sold" as defined in the HSB Purchase Agreement and rights under the Company Merchant Services Agreement, the VSS Merchant Services Agreement and the HSB Purchase Agreement.

     4.06 Margin Regulations. None of the Credit Parties are engaged, nor will they engage, principally or as one of their important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect. No part of the proceeds of any Loan will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

SECTION FIVE:  MISCELLANEOUS.

     5.01 Governing Law; No Third-Party Rights. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE.

     5.02 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     5.03 No Other Amendments. All other terms and provisions of the Agreement not modified or amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Fourth
Amendment to Credit Agreement as of the day and year first above written.

                              CATHERINES, INC.

                              By:  /s/ David C. Forell
                                 --------------------------------
                                 David C. Forell, Executive Vice
                                 President


                              CATHERINES STORES CORPORATION

                              By:  /s/ David C. Forell
                                 --------------------------------
                                 David C. Forell, Executive Vice
                                 President


                              CATHERINES OF PENNSYLVANIA, INC.

                              By:  /s/ David C. Forell
                                 --------------------------------
                                 David C. Forell
                                 Executive Vice-President


                              CATHERINES OF CALIFORNIA, INC.

                              By:  /s/ David C. Forell
                                 --------------------------------
                                 David C. Forell
                                 Executive Vice-President


                              CATHERINES PARTNERS, L.P.

                              By:  CATHERINES, INC., its general
                                   partner

                                   By:  David C. Forell
                                      ---------------------------
                                      David C. Forell, Executive
                                      Vice President


                              FIRST AMERICAN NATIONAL BANK,
                              individually and as Agent

                              By:  /s/ Mariah G. Lundberg
                                 --------------------------------
                                 Mariah G. Lundberg, Assistant
                                 Vice President


                              HIBERNIA NATIONAL BANK

                              By:  /s/ Colleen Lacy
                                 --------------------------------
                                 Colleen Lacy, Vice President


                              THE HONGKONG AND SHANGHAI BANKING
                                CORPORATION LIMITED

                              By:  /s/ Steven Trepiccione
                                 --------------------------------
                                 Steven Trepiccione, Assistant
                                 Vice President